THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2005

UNAUDITED

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2005

UNAUDITED

Page
Consolidated Income Statement	1
Consolidated Balance Sheet	2
Capital and Asset Quality Ratios	2
Results of Businesses
Summary and Reconciliation to Total Consolidated Results	3
Banking Businesses
Regional Community Banking	4
Wholesale Banking	5
PNC Advisors	6-7
Asset Management and Processing Businesses
BlackRock	8
PFPC	9
Details of Net Interest Income, Net Interest Margin and Trading Revenue	10
Details of Noninterest Income, Noninterest Expense and Effective Tax Rate	11
Average Consolidated Balance Sheet	12-13
Details of Loans and Lending Statistics	14
Allowances for Loan and Lease Losses and Unfunded Loan Commitments and Letters of Credit and Net Unfunded Commitments	15
Details of Nonperforming Assets	16-17
Glossary of Terms	18-20
Business Segment Products and Services	21

The information contained in this Financial Supplement is preliminary, unaudited and based on data available at April 21, 2005. We have reclassified certain prior period amounts included in this Financial Supplement to be consistent with the current period presentation. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our SEC filings.

The average full-time equivalent employee (FTE) statistics disclosed in this Financial Supplement for each business segment reflect staff directly employed by the respective business segment and exclude corporate and shared services employees.

The PNC Financial Services Group, Inc. (PNC) and Riggs National Corporation (Riggs) have filed with the United States Securities and Exchange Commission (SEC) a proxy statement/prospectus and will file other relevant documents concerning the merger of Riggs with and into PNC (Merger). We urge investors to read the proxy statement/prospectus and any other documents to be filed with the SEC in connection with the Merger or incorporated by reference in the proxy statement/prospectus, because they will contain important information. Investors will be able to obtain these documents free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by PNC will be available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the SEC by Riggs will be available free of charge from www.riggsbank.com.

The directors, executive officers, and certain other members of management of Riggs may be soliciting proxies in favor of the Merger from its shareholders. For information about these directors, executive officers, and members of management, shareholders are asked to refer to Riggs’ most recent annual meeting proxy statement, which is available at the web addresses provided in the preceding paragraph.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Consolidated Income Statement (Unaudited)

For the three months ended - in millions, except per share data	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Interest Income
Loans and fees on loans	$578	$547	$516	$490	$490
Securities available for sale and held to maturity	173	154	139	130	145
Other	53	42	30	38	31

Total interest income	804	743	685	658	666

Interest Expense
Deposits	182	152	121	107	104
Borrowed funds	116	88	73	70	68

Total interest expense	298	240	194	177	172

Net interest income	506	503	491	481	494
Provision for credit losses	8	19	13	8	12

Net interest income less provision for credit losses	498	484	478	473	482

Noninterest Income
Asset management	314	256	239	252	253
Fund servicing	220	209	204	200	204
Service charges on deposits	59	65	65	63	59
Brokerage	55	53	52	56	58
Consumer services	66	68	66	67	63
Corporate services	107	120	100	128	125
Equity management gains	32	9	16	35	7
Net securities gains (losses)	(9)	10	16	14	15
Other	129	114	80	95	127

Total noninterest income	973	904	838	910	911

Noninterest Expense
Compensation	479	452	500	414	389
Employee benefits	83	82	76	77	74
Net occupancy	73	64	68	67	68
Equipment	74	74	72	70	74
Marketing	20	24	19	24	20
Other	270	253	246	258	270

Total noninterest expense	999	949	981	910	895

Income before minority and noncontrolling interests and income taxes	472	439	335	473	498
Minority and noncontrolling interests in income (loss) of consolidated entities	6	5	(13)	11	7
Income taxes	112	127	90	158	163

Net income	$354	$307	$258	$304	$328

Earnings Per Common Share
Basic	$1.26	$1.09	$.92	$1.08	$1.16
Diluted	$1.24	$1.08	$.91	$1.07	$1.15

Average Common Shares Outstanding
Basic	281	281	281	281	282
Diluted	284	283	283	283	284

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2

Consolidated Balance Sheet (Unaudited)

In millions, except par value	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Assets
Cash and due from banks	$2,908	$3,230	$3,005	$3,065	$2,787
Federal funds sold and resale agreements	1,252	1,635	1,154	1,096	1,979
Other short-term investments, including trading securities	2,354	1,848	1,801	1,335	1,243
Loans held for sale	2,067	1,670	1,582	1,457	1,548
Securities available for sale and held to maturity	18,449	16,761	16,824	14,954	16,941
Loans, net of unearned income of $872, $902, $931, $923 and $980	44,674	43,495	42,480	40,835	39,451
Allowance for loan and lease losses	(600)	(607)	(581)	(593)	(604)

Net loans	44,074	42,888	41,899	40,242	38,847
Goodwill	2,976	3,001	3,007	2,978	2,975
Other intangible assets	613	354	348	351	341
Other	8,666	8,336	7,678	7,641	7,454

Total assets	$83,359	$79,723	$77,298	$73,119	$74,115

Liabilities
Deposits
Noninterest-bearing	$12,808	$12,915	$12,461	$12,246	$11,879
Interest-bearing	42,361	40,354	38,701	37,748	36,246

Total deposits	55,169	53,269	51,162	49,994	48,125
Borrowed funds
Federal funds purchased	995	219	2,008	1,069	2,648
Repurchase agreements	2,077	1,376	1,595	1,163	1,279
Bank notes and senior debt	3,662	2,383	2,997	2,796	2,829
Subordinated debt	3,988	4,050	3,569	3,510	3,837
Commercial paper	2,381	2,251	1,805	1,743	1,934
Other borrowed funds	1,411	1,685	945	656	1,195

Total borrowed funds	14,514	11,964	12,919	10,937	13,722
Allowance for unfunded loan commitments and letters of credit	78	75	96	84	91
Accrued expenses	2,288	2,406	2,402	2,221	2,313
Other	3,199	4,032	2,908	2,400	2,216

Total liabilities	75,248	71,746	69,487	65,636	66,467

Minority and noncontrolling interests in consolidated entities	532	504	499	419	418
Shareholders’ Equity
Preferred stock (a)
Common stock - $5 par value
Authorized 800 shares, issued 353 shares	1,764	1,764	1,764	1,764	1,764
Capital surplus	1,275	1,265	1,246	1,235	1,209
Retained earnings	8,485	8,273	8,107	7,991	7,829
Deferred compensation expense	(42)	(51)	(52)	(54)	(27)
Accumulated other comprehensive (loss) income	(175)	(54)	(25)	(139)	180
Common stock held in treasury at cost: 70, 70, 70, 71 and 71 shares	(3,728)	(3,724)	(3,728)	(3,733)	(3,725)

Total shareholders’ equity	7,579	7,473	7,312	7,064	7,230

Total liabilities, minority and noncontrolling interests, and shareholders’ equity	$83,359	$79,723	$77,298	$73,119	$74,115

CAPITAL RATIOS
Tier 1 Risk-based (b)	8.7%	9.0%	9.0%	9.1%	9.1%
Total Risk-based (b)	12.5	13.0	12.5	12.9	13.1
Leverage (b)	7.3	7.6	7.7	7.7	7.7
Tangible common	5.3	5.7	5.6	5.6	5.8
Shareholders’ equity to total assets	9.09	9.37	9.46	9.66	9.76
Common shareholders’ equity to total assets	9.08	9.36	9.45	9.65	9.74
ASSET QUALITY RATIOS
Nonperforming assets to total loans, loans held for sale and foreclosed assets	.35%	.39%	.42%	.49%	.56%
Nonperforming loans to loans	.29	.33	.35	.41	.46
Net charge-offs to average loans (For the three months ended)	.11	.13	.12	.26	.64
Allowance for loan and lease losses to loans	1.34	1.40	1.37	1.45	1.53
Allowance for loan and lease losses to nonperforming loans	458	424	393	351	330

(a)	Less than $.5 million at each date.
(b)	Estimated for March 31, 2005.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Results of Businesses - Summary and Reconciliation to Total Consolidated Results (Unaudited) (a)

Three months ended – dollars in millions

Earnings	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Banking businesses
Regional Community Banking	$121	$143	$134	$125	$102
Wholesale Banking	110	108	100	113	122
PNC Advisors	28	24	24	27	31

Total banking businesses	259	275	258	265	255

Asset management and processing businesses
BlackRock (b)	47	50	(10)	48	55
PFPC	23	20	17	17	16

Total asset management and processing businesses	70	70	7	65	71

Total business segment earnings	329	345	265	330	326
Minority interest in (income) loss of BlackRock	(14)	(15)	3	(14)	(16)
Other	39	(23)	(10)	(12)	18

Total consolidated earnings	$354	$307	$258	$304	$328

Revenue (c)	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Banking businesses
Regional Community Banking	$506	$536	$525	$511	$501
Wholesale Banking	312	333	299	322	317
PNC Advisors	156	154	151	154	170

Total banking businesses	974	1,023	975	987	988

Asset management and processing businesses
BlackRock	250	188	171	184	182
PFPC	230	209	203	199	203

Total asset management and processing businesses	480	397	374	383	385

Total business segment revenue	1,454	1,420	1,349	1,370	1,373
Other	31	(7)	(13)	25	35

Total consolidated revenue	$1,485	$1,413	$1,336	$1,395	$1,408

(a)	See the Review of Businesses section of Item 7 of our Annual Report on Form 10-K for the year ended December 31, 2004 (2004 Form 10-K) for additional information regarding presentation of results for our business segments. Our business segment information is presented based on our management accounting practices and our management structure. We refine our methodologies from time to time as our management accounting practices are enhanced and our businesses change.
(b)	BlackRock results for the third quarter of 2004 reflect a $57 million after-tax impact for BlackRock’s 2002 Long-Term Retention and Incentive Plan (LTIP) charge. Our 2004 Form 10-K has additional information on the LTIP and related charges under Note 22 Stock-Based Compensation Plans in the Notes To Consolidated Financial Statements.
(c)	Business segment revenue is presented on a taxable-equivalent basis except for BlackRock and PFPC. BlackRock began reporting revenue on a taxable-equivalent basis in the third quarter of 2004. BlackRock for all other periods and PFPC for all periods is presented on a book (GAAP) basis. The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. To provide more meaningful comparisons of yields and margins for all earning assets, we have increased the interest income earned on tax-exempt assets to make them fully equivalent to other taxable interest income investments. The following is a reconciliation of total consolidated revenue on a book (GAAP) basis to total consolidated revenue on a taxable-equivalent basis (in millions):

	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Total consolidated revenue, book (GAAP) basis	$1,479	$1,407	$1,329	$1,391	$1,405
Taxable-equivalent adjustment	6	6	7	4	3

Total consolidated revenue, taxable-equivalent basis	$1,485	$1,413	$1,336	$1,395	$1,408

Reconciliation of Total Banking Businesses Earnings
Three months ended-dollars in millions	March 31 2005	March 31 2004
Total banking businesses earnings, as reported	$259	$255
Less: net gains on institutional loans held for sale, net of tax	1	19

Total banking businesses earnings, as adjusted	$258	$236
Increase in total banking businesses earnings, as reported	2%
Increase in total banking businesses earnings, as adjusted	9%

We believe that total banking businesses earnings, as adjusted, provides useful information to investors. Net gains on institutional loans held for sale have declined significantly compared with the first quarter of 2004 as the related remaining institutional lending held for sale loan portfolio has declined from $61 million at March 31, 2004 to $2 million at March 31, 2005. In addition, the assets and underlying relationships reflected in this portfolio are not included in our ongoing business strategy for Wholesale Banking.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Regional Community Banking (Unaudited) (a)

Three months ended Taxable-equivalent basis (a) Dollars in millions	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
INCOME STATEMENT
Net interest income	$341	$345	$342	$340	$333
Noninterest income
Service charges on deposits	57	62	63	60	57
Investment products	28	27	27	29	29
Other	80	102	93	82	82

Total noninterest income	165	191	183	171	168

Total revenue	506	536	525	511	501
Provision for credit losses	14	14	13	6	29
Noninterest expense
Compensation and employee benefits	128	136	132	130	136
Net occupancy and equipment	66	63	66	66	68
Other	105	98	102	111	108

Total noninterest expense	299	297	300	307	312

Pretax earnings	193	225	212	198	160
Income taxes	72	82	78	73	58

Earnings	$121	$143	$134	$125	$102

AVERAGE BALANCE SHEET
Loans
Consumer
Home equity	$11,863	$11,652	$11,283	$10,734	$9,478
Indirect	892	881	879	836	774
Other consumer	405	464	514	533	682

Total consumer	13,160	12,997	12,676	12,103	10,934
Commercial	4,372	4,220	4,113	3,943	3,901
Floor plan	1,013	961	929	1,037	947
Residential mortgage	677	708	737	776	813
Other	26	26	25	24	28

Total loans	19,248	18,912	18,480	17,883	16,623
Goodwill	991	1,000	1,005	1,005	994
Loans held for sale	1,345	1,221	1,238	1,156	1,115
Other assets	1,386	1,443	1,447	1,587	2,060

Total assets	$22,970	$22,576	$22,170	$21,631	$20,792

Deposits
Noninterest-bearing demand	$6,715	$6,883	$6,712	$6,464	$6,248
Interest-bearing demand	6,996	7,098	6,937	6,916	6,916
Money market	12,046	11,937	12,112	12,465	12,356

Total transaction deposits	25,757	25,918	25,761	25,845	25,520
Savings	2,724	2,727	2,659	2,548	2,508
Certificates of deposit	9,833	9,363	8,775	8,421	8,565

Total deposits	38,314	38,008	37,195	36,814	36,593
Other liabilities	132	164	185	223	432
Capital	2,447	2,420	2,375	2,364	2,362

Total funds	$40,893	$40,592	$39,755	$39,401	$39,387

PERFORMANCE RATIOS
Return on capital	20%	24%	22%	21%	17%
Noninterest income to total revenue	33	36	35	33	34
Efficiency	59	55	57	60	62

OTHER INFORMATION (b)
Total nonperforming assets (c)	$84	$91	$85	$81	$75
Net charge-offs (c)	$14	$11	$10	$10	$32
Annualized net charge-off ratio (c)	.29%	.23%	.22%	.22%	.77%
Home equity portfolio credit statistics:
% of first lien positions	51%	51%	51%	51%	50%
Weighted average loan-to-value ratios	71%	71%	71%	71%	72%
Weighted average FICO scores	716	716	717	717	713
Loans 90 days past due	.20%	.22%	.22%	.20%	.23%
Gains on sales of education loans (d)	$1	$13	$15	$2
Average FTE staff	9,886	10,109	10,251	10,254	10,379
ATMs	3,610	3,581	3,555	3,528	3,486
Branches	770	774	774	775	769
Consumer and small business checking relationships	1,761,000	1,741,000	1,732,000	1,700,000	1,679,000
Consumer DDA households using online banking	743,000	711,000	690,000	663,000	637,000
% of consumer DDA households using online banking	47%	45%	44%	43%	42%
Consumer DDA households using online bill payment	131,000	112,000	108,000	112,000	102,000
% of consumer DDA households using online
bill payment	8%	7%	7%	7%	7%
Small business deposits
Noninterest-bearing	$4,086	$4,203	$4,067	$3,908	$3,756
Interest-bearing	1,556	1,764	1,574	1,515	1,651
Money market	2,630	2,836	2,788	2,707	2,510
Certificates of deposit	352	318	304	300	324

(a)	See Notes (a) and (c) on page 3.
(b)	Presented as of period-end, except for net charge-offs, annualized net charge-off ratio, home equity portfolio weighted average statistics, gains on sales of education loans, average FTEs and small business deposits.
(c)	See Note (a) on page 16.
(d)	Included in “Other noninterest income” above.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5

Wholesale Banking (Unaudited) (a)

Three months ended Taxable-equivalent basis (a) Dollars in millions except as noted	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
INCOME STATEMENT
Net interest income	$176	$183	$180	$171	$164
Noninterest income
Net commercial mortgage banking
Net gains on loan sales	9	20	6	14	10
Servicing and other fees, net of amortization	14	12	12	12	11
Net gains on institutional loans held for sale	2	2	5	17	28
Other	111	116	96	108	104

Noninterest income	136	150	119	151	153

Total revenue	312	333	299	322	317
Provision for credit losses	(4)	9	1	8	(13)
Noninterest expense	167	181	166	162	162

Pretax earnings	149	143	132	152	168
Noncontrolling interests in income of consolidated entities	(11)	(11)	(12)	(10)	(10)
Income taxes	50	46	44	49	56

Earnings	$110	$108	$100	$113	$122

AVERAGE BALANCE SHEET
Loans
Corporate banking (b)	$10,417	$10,139	$9,776	$9,669	$9,875
Commercial real estate	1,807	1,824	1,902	1,934	1,665
Commercial - real estate related	1,782	1,743	1,704	1,465	1,585
PNC Business Credit	4,050	3,976	3,838	3,788	3,608

Total loans (b)	18,056	17,682	17,220	16,856	16,733
Loans held for sale	598	555	349	493	484
Other assets	5,430	4,514	4,010	4,640	4,630

Total assets	$24,084	$22,751	$21,579	$21,989	$21,847

Deposits	$8,683	$8,536	$7,882	$6,981	$6,694
Commercial paper	2,127	1,954	1,679	1,815	2,111
Other liabilities	3,777	3,395	2,944	3,583	3,725
Capital	1,692	1,590	1,586	1,659	1,854

Total funds	$16,279	$15,475	$14,091	$14,038	$14,384

PERFORMANCE RATIOS
Return on capital	26%	27%	25%	27%	26%
Noninterest income to total revenue	44	45	40	47	48
Efficiency	54	54	56	50	51

COMMERCIAL MORTGAGE
SERVICING PORTFOLIO (in billions)
Beginning of period	$98	$93	$89	$86	$83
Acquisitions/additions	14	12	11	11	7
Repayments/transfers	(7)	(7)	(7)	(8)	(4)

End of period	$105	$98	$93	$89	$86

OTHER INFORMATION
Consolidated revenue from:
Treasury Management	$97	$99	$95	$91	$88
Capital Markets	$42	$44	$27	$37	$32
Midland Loan Services	$30	$27	$30	$26	$25
Equipment Leasing	$18	$21	$21	$21	$21
Total loans (c)	$18,595	$17,959	$17,650	$17,171	$16,728
Total nonperforming assets (c)	$65	$71	$82	$110	$131
Net charge-offs	$(2)	$3		$16	$30
Average FTE staff	3,128	3,129	3,098	3,074	3,038
Net carrying amount of commercial mortgage servicing rights (c)	$258	$242	$229	$226	$211

(a)	See Notes (a) and (c) on page 3.
(b)	Includes Market Street Funding Corporation. See Supplemental Average Balance Sheet Information on page 12.
(c)	Presented as of period-end.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6

PNC Advisors (Unaudited) (a)

Three months ended Taxable-equivalent basis (a) Dollars in millions except as noted	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
INCOME STATEMENT
Net interest income	$28	$28	$29	$27	$27
Noninterest income
Investment management and trust	81	79	77	79	81
Brokerage	28	28	25	28	30
Other	19	19	20	20	32

Total noninterest income	128	126	122	127	143

Total revenue	156	154	151	154	170
Provision for credit losses		(1)	1	(2)	1
Noninterest expense	112	117	112	114	120

Pretax earnings	44	38	38	42	49
Income taxes	16	14	14	15	18

Earnings	$28	$24	$24	$27	$31

AVERAGE BALANCE SHEET
Loans
Consumer	$1,676	$1,640	$1,568	$1,475	$1,386
Residential mortgage	100	109	118	137	154
Commercial	425	384	412	417	415
Other	277	285	293	303	292

Total loans	2,478	2,418	2,391	2,332	2,247
Other assets	401	420	393	405	413

Total assets	$2,879	$2,838	$2,784	$2,737	$2,660

Deposits	$2,435	$2,314	$2,252	$2,298	$2,189
Other liabilities	276	299	276	272	268
Capital	301	297	305	301	325

Total funds	$3,012	$2,910	$2,833	$2,871	$2,782

PERFORMANCE RATIOS (b)
Return on capital	38%	32%	31%	36%	38%
Noninterest income to total revenue	82	82	81	82	84

ASSETS UNDER ADMINISTRATION (in billions) (c) (d)
Assets under management
Personal	$40	$41	$39	$40	$39
Institutional	9	9	9	9	9

Total	$49	$50	$48	$49	$48

Asset Type
Equity	$30	$30	$28	$29	$28
Fixed income	13	14	14	14	14
Liquidity/Other	6	6	6	6	6

Total	$49	$50	$48	$49	$48

Nondiscretionary assets under administration
Personal	$29	$29	$27	$27	$29
Institutional	63	64	64	64	65

Total	$92	$93	$91	$91	$94

Asset Type
Equity	$32	$32	$31	$32	$33
Fixed income	32	33	32	33	34
Liquidity/Other	28	28	28	26	27

Total	$92	$93	$91	$91	$94

OTHER INFORMATION (d)
Total nonperforming assets	$9	$9	$10	$10	$11
Brokerage assets administered (in billions)	$24	$25	$23	$23	$24
Full service brokerage offices	73	75	75	75	76
Financial consultants	432	436	435	436	444
Margin loans	$249	$254	$267	$268	$270
Average FTE staff	2,816	2,806	2,791	2,787	2,804

(a)	See Notes (a) and (c) on page 3.
(b)	See page 7 for information regarding efficiency ratios.
(c)	Excludes brokerage assets administered.
(d)	Presented as of period-end, except for average FTE staff.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7

PNC Advisors (Unaudited)

Efficiency ratios

	For the quarter ended
	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Efficiency, GAAP basis (a)	72%	76%	74%	74%	71%
Efficiency, as adjusted (b)	63%	68%	66%	64%	61%

(a)	Calculated as noninterest expense divided by the sum of net interest income and noninterest income.
(b)	Calculated by excluding the impact of brokerage firm activities included within the PNC Advisors business segment. Brokerage firm activities excluded are the principal activities of Hilliard Lyons on a management reporting basis, including client-related brokerage and trading, investment banking and investment management. Industry-wide efficiency measures for brokerage firms and asset management firms differ significantly due primarily to the highly variable compensation structure of brokerage firms. We believe the disclosure of an efficiency ratio for PNC Advisors excluding the impact of these brokerage firm activities is meaningful for investors as it provides a more relevant basis of comparison with other asset management firms.

Reconciliation of GAAP amounts with amounts used in the calculation of adjusted efficiency ratio:

	For the quarter ended
Dollars in millions	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Revenue, GAAP basis	$156	$154	$151	$154	$170
Less: brokerage firm activities	51	53	47	52	55

Revenue, as adjusted	$105	$101	$104	$102	$115

Noninterest expense, GAAP basis	$112	$117	$112	$114	$120
Less: brokerage firm activities	46	47	44	48	50

Noninterest expense, as adjusted	$66	$70	$68	$66	$70

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8

BlackRock (Unaudited) (a)

Three months ended Taxable-equivalent basis (a) Dollars in millions except as noted	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
INCOME STATEMENT
Investment advisory and administration fees	$212	$163	$148	$162	$160
Other income	38	25	23	22	22

Total revenue	250	188	171	184	182
Operating expense	161	112	94	113	104
Operating expense - LTIP charge	14	13	91
Fund administration and servicing costs	9	7	9	8	8

Total expense	184	132	194	121	112

Operating income (loss)	66	56	(23)	63	70
Nonoperating income	8	8	7	15	6

Pretax earnings (loss)	74	64	(16)	78	76
Minority interest		1		4
Income taxes	27	13	(6)	26	21

Earnings (loss)	$47	$50	$(10)	$48	$55

PERIOD-END BALANCE SHEET
Goodwill and other intangible assets	$444	$184	$184	$186	$186
Other assets	1,050	961	893	780	723

Total assets	$1,494	$1,145	$1,077	$966	$909

Liabilities and minority interest	$648	$377	$342	$211	$186
Stockholders’ equity	846	768	735	755	723

Total liabilities and stockholders’ equity	$1,494	$1,145	$1,077	$966	$909

PERFORMANCE DATA
Return on equity	23%	26%	(5)%	26%	31%
Operating margin (b)	38	38	32	36	41
Diluted earnings (loss) per share	$.70	$.75	$(.15)	$.73	$.84

ASSETS UNDER MANAGEMENT (in billions) (period end)
Separate accounts
Fixed income	$240	$216	$211	$200	$202
Liquidity	7	7	8	7	6
Liquidity - securities lending	7	7	9	9	9
Equity	19	10	8	9	9
Alternative investment products	19	8	7	6	6

Total separate accounts	292	248	243	231	232
Mutual funds (c)
Fixed income	25	25	24	24	25
Liquidity	60	64	51	50	59
Equity	14	5	5	5	5

Total mutual funds	99	94	80	79	89

Total assets under management	$391	$342	$323	$310	$321

OTHER INFORMATION
Average FTE staff	1,320	1,062	1,063	984	947

(a)	See Notes (a) and (c) on page 3.
(b)	Calculated as operating income, adjusted for the LTIP charges, SSRM acquisition costs, and appreciation on Rabbi trust assets related to BlackRock’s deferred compensation plans, divided by total revenue less reimbursable property management compensation and fund administration and servicing costs. The following is a reconciliation of this presentation to operating margin calculated on a GAAP basis (operating income divided by total revenue) in millions:

Operating (loss) income, GAAP basis	$66	$56	$(23)	$63	$70
Add back: LTIP charge	14	13	91
Less: portion of LTIP to be funded by BlackRock	(2)	(2)	(17)
Add back: SSRM acquisition costs	9
Add back: appreciation on Rabbi trust assets	2	2		1	1

Operating income, as adjusted	$89	$69	$51	$64	$71

Total revenue, GAAP basis	$250	$188	$171	$184	$182
Less: reimbursable property management compensation	4
Less: fund administration and servicing costs	9	7	9	8	8

Revenue used for operating margin calculation, as reported	$237	$181	$162	$176	$174

Operating margin, GAAP basis	26%	30%	(13)%	34%	38%
Operating margin, as adjusted	38%	38%	32%	36%	41%

We believe that operating margin, as adjusted, is a more relevant indicator of management’s ability to effectively employ BlackRock’s resources. The portion of the LTIP charges associated with awards to be met with the contribution of shares of BlackRock stock by PNC has been excluded from operating income because, exclusive of impact related to LTIP participants’ option to put awarded shares to BlackRock, this non-cash charge will not impact BlackRock’s book value. Appreciation on Rabbi trust assets related to BlackRock’s deferred compensation plans has been excluded because investment performance of these assets has a nominal impact on net income. Reimbursable property management compensation represents compensation and benefits paid to certain BlackRock Realty Advisors, Inc. (“Realty”) personnel. These employees are retained on Realty’s payroll when properties are acquired by Realty’s clients. The related compensation and benefits are fully reimbursed by Realty’s clients and have been excluded from operating margin, as adjusted, because they bear no economic cost to BlackRock. We have excluded fund administration and servicing costs from the operating margin calculation because these costs are a fixed, asset-based expense which can fluctuate based on the discretion of a third party.

(c)	Includes BlackRock Funds, BlackRock Liquidity Funds, BlackRock Closed End Funds, Short Term Investment Fund and BlackRock Global Series Funds.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9

PFPC (Unaudited) (a)

Three months ended Dollars in millions except as noted	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
INCOME STATEMENT
Fund servicing revenue	$220	$209	$203	$199	$203
Other revenue	10

Total revenue	230	209	203	199	203
Operating expense	173	160	158	158	167
Amortization (accretion) of other intangibles, net	3	4	3	(1)	(3)

Operating income	54	45	42	42	39
Nonoperating income (b)			1		2
Debt financing	8	12	14	14	14
Debt prepayment penalty	8

Pretax earnings	38	33	29	28	27
Income taxes	15	13	12	11	11

Earnings	$23	$20	$17	$17	$16

AVERAGE BALANCE SHEET
Goodwill and other intangible assets	$1,014	$1,017	$1,021	$1,024	$1,027
Other assets	1,250	1,069	1,052	1,054	952

Total assets	$2,264	$2,086	$2,073	$2,078	$1,979

Debt financing	$1,049	$1,067	$1,102	$1,137	$1,163
Other liabilities	952	756	711	681	550
Capital	263	263	260	260	266

Total funds	$2,264	$2,086	$2,073	$2,078	$1,979

PERFORMANCE RATIOS
Return on capital	35%	30%	26%	26%	23%
Operating margin (c)	23	22	21	21	19

SERVICING STATISTICS (at period end)
Accounting/administration net fund assets (in billions)
Domestic	$680	$660	$609	$612	$621
Foreign (d)	65	61	58	53	48

Total	$745	$721	$667	$665	$669

Asset type
Money market	$340	$341	$322	$326	$337
Equity	245	230	203	200	198
Fixed income	107	101	97	94	95
Other	53	49	45	45	39

Total	$745	$721	$667	$665	$669

Custody fund assets (in billions)	$462	$451	$418	$416	$411

Shareholder accounts (in millions)
Transfer agency	20	21	21	21	22
Subaccounting	39	36	34	34	33

Total	59	57	55	55	55

OTHER INFORMATION
Average FTE staff	4,833	4,659	4,614	4,816	4,910

(a)	See Note (a) on page 3.
(b)	Net of nonoperating expense.
(c)	Operating income divided by total revenue.
(d)	Represents net assets serviced offshore.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10

Details of Net Interest Income, Net Interest Margin and Trading Revenue (Unaudited)

Taxable-equivalent basis

	For the quarter ended
Net Interest Income In millions	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Interest income
Loans and fees on loans	$580	$549	$518	$491	$492
Securities available for sale and held to maturity	174	155	141	131	146
Other	56	45	33	40	31

Total interest income	810	749	692	662	669

Interest expense
Deposits	182	152	121	107	104
Borrowed funds	116	88	73	70	68

Total interest expense	298	240	194	177	172

Net interest income (a)	$512	$509	$498	$485	$497

	For the quarter ended
Net Interest Margin	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Average yields/rates
Yield on interest-earning assets
Loans and fees on loans	5.30%	5.04%	4.89%	4.89%	5.05%
Securities available for sale and held to maturity	4.13	3.85	3.67	3.33	3.57
Other	3.14	3.25	2.89	3.07	2.54
Total yield on interest-earning assets	4.79	4.59	4.44	4.34	4.44
Rate on interest-bearing liabilities
Deposits	1.80	1.52	1.27	1.15	1.16
Borrowed funds	3.09	2.76	2.45	2.21	2.07
Total rate on interest-bearing liabilities	2.15	1.82	1.55	1.42	1.40

Interest rate spread	2.64	2.77	2.89	2.92	3.04
Impact of noninterest-bearing sources	.38	.35	.30	.26	.26

Net interest margin	3.02%	3.12%	3.19%	3.18%	3.30%

	For the quarter ended
Trading Revenue In millions	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Net interest income	$2	$4	$3	$4	$2
Other noninterest income	50	44	16	30	23

Total trading revenue	$52	$48	$19	$34	$25

Securities underwriting and trading	$6	$23	$11	$16	$10
Foreign exchange	8	9	8	7	7
Financial derivatives	38	16		11	8

Total trading revenue	$52	$48	$19	$34	$25

(a)	The following is a reconciliation of net interest income as reported in the Consolidated Income Statement to net interest income on a taxable-equivalent basis:

	For the quarter ended
In millions	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Net interest income, GAAP basis	$506	$503	$491	$481	$494
Taxable-equivalent adjustment	6	6	7	4	3

Net interest income, taxable-equivalent basis	$512	$509	$498	$485	$497

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11

Details of Noninterest Income, Noninterest Expense and Effective Tax Rate (Unaudited)

In millions

	For the quarter ended
Noninterest Income	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Asset management	$314	$256	$239	$252	$253
Fund servicing	220	209	204	200	204
Service charges on deposits	59	65	65	63	59
Brokerage	55	53	52	56	58
Consumer services	66	68	66	67	63
Corporate services	107	120	100	128	125
Equity management gains	32	9	16	35	7
Net securities gains (losses)	(9)	10	16	14	15
Other (a)	129	114	80	95	127

Total noninterest income	$973	$904	$838	$910	$911

Included in “Corporate services” above
Net gains on institutional loans held for sale	$2	$2	$5	$17	$28
Net gains on sales of commercial mortgages	$9	$20	$6	$14	$10

Included in “Other” above
Gains on sales of education loans	$1	$13	$15	$2

Noninterest income to total revenue	66%	64%	63%	65%	65%

	For the quarter ended
Noninterest Expense	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Compensation	$479	$452	$500	$414	$389
Employee benefits	83	82	76	77	74
Net occupancy	73	64	68	67	68
Equipment	74	74	72	70	74
Marketing	20	24	19	24	20
Other	270	253	246	258	270

Total noninterest expense (b)	$999	$949	$981	$910	$895

Efficiency	68%	67%	74%	65%	64%

Bank efficiency (c)	63%	64%	65%	63%	60%

Effective tax rate (d)	23.7%	28.9%	26.9%	33.4%	32.7%

(a)	“Other” also includes the “Other noninterest income” component of trading revenue. See page 10.
(b)	The quarters ended March 31, 2005, December 31, 2004 and September 30, 2004 included $15 million, $14 million and $96 million, respectively, of charges related to the BlackRock LTIP. First quarter 2005 charges are comprised of $15 million of compensation expense. Fourth quarter 2004 charges are comprised of $13 million of compensation expense and $1 million of “Other” noninterest expense. Third quarter 2004 charges are comprised of $89 million of compensation expense, $2 million of employee benefits expense and $5 million of “Other” noninterest expense. See our 2004 Form 10-K for further information on the BlackRock LTIP.
(c)	The bank efficiency ratio represents the consolidated efficiency ratio excluding the effect of BlackRock and PFPC.
(d)	The first quarter 2004 effective tax rate reflects a $9 million benefit associated with the resolution of an audit performed by New York State on BlackRock’s state income tax returns filed from 1998 through 2001.

The third quarter 2004 effective tax rate reflects a $14 million reduction in income tax expense following our determination that we no longer require an income tax reserve related to bank-owned life insurance. See our third quarter 2004 Quarterly Report on Form 10-Q for additional information.

The fourth quarter 2004 effective tax rate reflects a $10 million income tax benefit resulting from the release of reserves allocated to BlackRock’s New York City tax liability due to the receipt of a favorable preliminary audit finding for the tax years 1998 through 2000.

The first quarter 2005 effective tax rate reflects the $45 million impact of the reversal of certain deferred tax liabilities in connection with the transfer of our ownership interest in BlackRock from PNC Bank, National Association to our intermediate bank holding company, PNC Bancorp, Inc. See Note 31 Subsequent Events in the Notes To Consolidated Financial Statements in our 2004 Form 10-K for additional information.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12

Average Consolidated Balance Sheet (Unaudited)

Three months ended - in millions	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Assets
Interest-earning assets
Securities available for sale and held to maturity
Securities available for sale
U.S. Treasury and government agencies/corporations	$6,897	$6,895	$6,288	$6,654	$6,432
Other debt	9,631	8,846	8,667	8,624	9,293
State and municipal	172	175	216	225	264
Corporate stocks and other	172	188	201	259	282

Total securities available for sale	16,872	16,104	15,372	15,762	16,271
Securities held to maturity		1	2	2	2

Total securities available for sale and held to maturity	16,872	16,105	15,374	15,764	16,273
Loans, net of unearned income
Commercial	17,935	17,312	16,915	16,445	15,827
Commercial real estate	2,015	2,080	2,120	2,100	2,249
Consumer	15,641	15,280	14,673	13,968	12,719
Residential mortgage	4,855	4,683	4,354	3,622	3,492
Lease financing	3,041	3,216	3,182	3,437	4,050
Other	495	502	507	497	517

Total loans, net of unearned income	43,982	43,073	41,751	40,069	38,854
Loans held for sale	1,941	1,771	1,578	1,636	1,560
Federal funds sold and resale agreements	2,249	1,274	1,283	1,896	2,235
Other	2,937	2,302	1,746	1,551	1,162

Total interest-earning assets	67,981	64,525	61,732	60,916	60,084
Noninterest-earning assets
Allowance for loan and lease losses	(611)	(582)	(593)	(603)	(653)
Cash and due from banks	2,987	3,038	2,851	2,793	2,895
Other assets	13,005	11,791	11,372	10,762	10,697

Total assets	$83,362	$78,772	$75,362	$73,868	$73,023

Supplemental Average Balance Sheet Information
Loans excluding conduit	$41,871	$41,121	$40,074	$38,257	$36,747
Market Street Funding Corporation conduit	2,111	1,952	1,677	1,812	2,107

Total loans	$43,982	$43,073	$41,751	$40,069	$38,854

Trading Assets
Securities (a)	$1,883	$1,348	$1,003	$740	$385
Resale agreements (b)	1,249	184	155	142	185
Financial derivatives (c)	679	668	604	541	608

Total trading assets	$3,811	$2,200	$1,762	$1,423	$1,178

(a)	Included in “Other interest-earning assets” above.
(b)	Included in “Federal funds sold and resale agreements” above.
(c)	Included in “Other noninterest-earning assets” above.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13

Average Consolidated Balance Sheet (Unaudited) (Continued)

Three months ended - in millions	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Liabilities, Minority and Noncontrolling Interests, and Shareholders’ Equity
Interest-bearing liabilities
Interest-bearing deposits
Money market	$16,562	$16,328	$15,916	$16,027	$15,581
Demand	7,965	7,999	7,857	7,878	7,873
Savings	2,831	2,819	2,730	2,595	2,590
Retail certificates of deposit	10,296	9,761	9,100	8,650	8,780
Other time	902	892	825	680	343
Time deposits in foreign offices	2,373	1,628	1,561	1,485	806

Total interest-bearing deposits	40,929	39,427	37,989	37,315	35,973
Borrowed funds
Federal funds purchased	1,659	1,676	1,940	2,303	1,912
Repurchase agreements	2,306	1,906	1,158	1,508	1,157
Bank notes and senior debt	2,663	2,535	2,709	2,752	2,752
Subordinated debt	3,911	3,476	3,411	3,545	3,593
Commercial paper	2,344	1,947	1,679	1,815	2,111
Other borrowed funds	2,159	1,070	858	633	1,622

Total borrowed funds	15,042	12,610	11,755	12,556	13,147

Total interest-bearing liabilities	55,971	52,037	49,744	49,871	49,120
Noninterest-bearing liabilities, minority and noncontrolling interests, and shareholders’ equity
Demand and other noninterest-bearing deposits	12,432	12,539	12,477	11,681	11,350
Allowance for unfunded loan commitments and letters of credit	76	96	84	90	90
Accrued expenses and other liabilities	6,856	6,283	5,470	4,773	5,020
Minority and noncontrolling interests in consolidated entities	527	501	466	419	434
Shareholders’ equity	7,500	7,316	7,121	7,034	7,009

Total liabilities, minority and noncontrolling interests, and shareholders’ equity	$83,362	$78,772	$75,362	$73,868	$73,023

Supplemental Average Balance Sheet Information
Interest-bearing deposits	$40,929	$39,427	$37,989	$37,315	$35,973
Demand and other noninterest-bearing deposits	12,432	12,539	12,477	11,681	11,350

Total deposits	$53,361	$51,966	$50,466	$48,996	$47,323

Transaction deposits	$36,959	$36,866	$36,250	$35,586	$34,804

Common shareholders’ equity	$7,492	$7,308	$7,113	$7,026	$7,000

Trading Liabilities
Securities sold short (a)	$1,610	$539	$402	$254	$277
Repurchase agreements and other borrowings (b)	1,185	479	302	127	86
Financial derivatives (c)	519	526	492	423	559

Total trading liabilities	$3,314	$1,544	$1,196	$804	$922

(a)	Included in “Other borrowed funds” and “Accrued expenses and other liabilities” above.
(b)	Included in “Repurchase agreements” and “Other borrowed funds” above.
(c)	Included in “Accrued expenses and other liabilities” above.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14

Details of Loans and Lending Statistics (Unaudited)

Loans

Period ended - in millions	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Commercial
Retail/wholesale	$5,236	$4,961	$4,739	$4,580	$4,370
Manufacturing	4,327	3,944	3,870	3,861	3,759
Other service providers	1,820	1,787	1,648	1,571	1,631
Real estate related	2,179	2,104	2,096	2,029	1,862
Financial services	1,308	1,145	1,274	1,262	1,126
Health care	560	560	527	516	495
Other	3,043	2,937	2,961	2,894	2,758

Total commercial	18,473	17,438	17,115	16,713	16,001

Commercial real estate
Real estate projects	1,404	1,460	1,513	1,530	1,521
Mortgage	521	520	527	575	534

Total commercial real estate	1,925	1,980	2,040	2,105	2,055

Equipment lease financing	3,719	3,907	3,949	3,818	3,859

Total commercial lending	24,117	23,325	23,104	22,636	21,915

Consumer
Home equity	12,968	12,734	12,377	11,946	11,160
Automobile	854	836	842	825	762
Other	1,953	2,036	1,684	1,676	1,597

Total consumer	15,775	15,606	14,903	14,447	13,519

Residential mortgage	5,007	4,772	4,672	3,906	3,537
Vehicle lease financing	158	189	228	285	968
Other	489	505	504	484	492
Unearned income	(872)	(902)	(931)	(923)	(980)

Total, net of unearned income	$44,674	$43,495	$42,480	$40,835	$39,451

Supplemental Loan Information
Loans excluding conduit	$42,479	$41,243	$40,676	$39,094	$37,519
Market Street Funding Corporation conduit	2,195	2,252	1,804	1,741	1,932

Total loans	$44,674	$43,495	$42,480	$40,835	$39,451

	March 31 2005	March 31 2004
Commercial Lending Exposure (a)(b)
Investment grade or equivalent
$50 million or greater	16%	16%
$25 million to < $50 million	16%	15%
< $25 million	15%	16%
Non-investment grade
$50 million or greater	2%	2%
$25 million to < $50 million	11%	11%
<$25 million	40%	40%

Total	100%	100%

(a)	These statistics exclude the loans of Market Street Funding Corporation. The facilities extended by Market Street represent pools of granular obligations, structured to avoid excessive concentration of credit risk such that they attract an investment grade rating.
(b)	Exposure represents the sum of all loans, leases, commitments and letters of credit.

Consumer Loan Statistic (c)

Net charge-offs to average loans	.14%	.16%	.19%	.20%	.21%

(c) Includes consumer, residential mortgage and vehicle leasing. During the second quarter of 2004, we sold our consumer vehicle leasing business.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15

Allowances for Loan and Lease Losses and Unfunded Loan Commitments and Letters of Credit and

Net Unfunded Commitments (Unaudited)

Change in Allowance for Loan and Lease Losses

Three months ended - in millions	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Beginning balance	$607	$581	$593	$604	$632
Charge-offs
Commercial	(12)	(15)	(13)	(26)	(59)
Commercial real estate					(2)
Consumer	(10)	(11)	(10)	(11)	(11)
Residential mortgage			(2)		(1)
Lease financing		(1)	(1)	(1)	(2)

Total charge-offs (a)	(22)	(27)	(26)	(38)	(75)
Recoveries
Commercial	6	9	9	5	8
Commercial real estate				1
Consumer	4	3	3	3	3
Residential mortgage					1
Lease financing		1	1	3	1

Total recoveries	10	13	13	12	13
Net charge-offs
Commercial	(6)	(6)	(4)	(21)	(51)
Commercial real estate				1	(2)
Consumer	(6)	(8)	(7)	(8)	(8)
Residential mortgage			(2)
Lease financing				2	(1)

Total net charge-offs	(12)	(14)	(13)	(26)	(62)
Provision for credit losses	8	19	13	8	12

Acquired allowance (United National)					22
Net change in allowance for unfunded loan commitments and letters of credit	(3)	21	(12)	7

Ending balance	$600	$607	$581	$593	$604

(a)	See Note (a) on page 16.

Change in Allowance for Unfunded Loan Commitments and Letters of Credit

Three months ended - in millions	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Beginning balance	$75	$96	$84	$91	$91
Net change in allowance for unfunded loan commitments and letters of credit	3	(21)	12	(7)

Ending balance	$78	$75	$96	$84	$91

Net Unfunded Commitments
In millions	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Net unfunded commitments	$30,326	$30,306	$28,867	$28,510	$27,266

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16

Details of Nonperforming Assets (Unaudited)

Nonperforming Assets by Type

Period ended - in millions	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Nonaccrual loans
Commercial (a)	$83	$89	$96	$119	$132
Commercial real estate	11	14	10	3	3
Consumer	13	11	12	11	10
Residential mortgage	19	21	23	23	26
Lease financing	5	5	7	13	12

Total nonaccrual loans	131	140	148	169	183
Troubled debt restructured loan		3

Total nonperforming loans	131	143	148	169	183
Nonperforming loans held for sale (b)	2	3	2	4	4
Foreclosed and other assets
Lease financing	13	14	16	17	17
Residential mortgage	11	10	11	11	13
Other	5	5	7	8	12

Total foreclosed and other assets	29	29	34	36	42

Total nonperforming assets (c)	$162	$175	$184	$209	$229

Nonperforming loans to total loans	.29%	.33%	.35%	.41%	.46%
Nonperforming assets to total loans, loans held for sale and foreclosed assets	.35	.39	.42	.49	.56
Nonperforming assets to total assets	.19	.22	.24	.29	.31

(a)    During the first quarter of 2004, we changed our policy for recognizing charge-offs on smaller nonperforming commercial loans. This change resulted in the recognition of an additional $24 million of gross charge-offs for the first quarter of 2004.

(b) Includes troubled debt restructured loans held for sale.		$2	$2	$2	$3

(c) Excludes equity management assets carried at estimated fair value (March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004 amounts include troubled debt restructured assets of $10 million, $11 million, $10 million, $10 million and $11 million, respectively).	$33	$32	$29	$32	$29

Change in Nonperforming Assets

In millions	Three months ended
January 1, 2005	$175
Transferred from accrual	32
Returned to performing	(5)
Principal reductions and payoffs	(25)
Asset sales	(4)
Charge-offs and valuation adjustments	(11)

March 31, 2005	$162

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17

Details of Nonperforming Assets (Unaudited) (Continued)

Nonperforming Assets by Business

Period ended - in millions	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
Regional Community Banking
Nonperforming loans	$74	$80	$74	$70	$64
Foreclosed and other assets	10	11	11	11	11

Total	$84	$91	$85	$81	$75

Wholesale Banking
Nonperforming loans	$46	$51	$60	$85	$102
Nonperforming loans held for sale	2	3	2	4	4
Foreclosed and other assets	17	17	20	21	25

Total	$65	$71	$82	$110	$131

PNC Advisors
Nonperforming loans	$9	$9	$10	$9	$11
Foreclosed and other assets				1

Total	$9	$9	$10	$10	$11

Other (a)
Nonperforming loans	$2	$3	$4	$5	$6
Foreclosed and other assets	2	1	3	3	6

Total	$4	$4	$7	$8	$12

Consolidated Totals
Nonperforming loans (b)	$131	$143	$148	$169	$183
Nonperforming loans held for sale	2	3	2	4	4
Foreclosed and other assets	29	29	34	36	42

Total	$162	$175	$184	$209	$229

Largest Nonperforming Assets at March 31, 2005 - in millions (c)

Ranking	Outstandings	Industry
1	$13	Air Transportation
2	10	Fabricated Metal Manufacturing
3	8	Wholesalers Nondurable Other
4	7	Individuals
5	7	Real Estate Lessors
6	5	Plastic and Mineral Manufacturing
7	3	Machinery Manufacturing
8	3	Other Transportation
9	3	Paper and Wood Product Manufacturing
10	2	Machinery Manufacturing

Total	$61

As a percent of nonperforming assets
38%

(a)	Represents residential mortgages related to PNC’s asset and liability management function.
(b)	See Note (a) on page 16.
(c)	Amounts shown are not net of related allowance for loan and lease losses, if applicable.

Glossary of Terms

Accounting/administration net fund assets - Net domestic and foreign fund investment assets for which we provide accounting and administration services. We do not include these assets on our Consolidated Balance Sheet.

Adjusted average total assets - Primarily comprised of total average quarterly (or annual) assets plus (less) unrealized losses (gains) on available-for-sale debt securities, less goodwill and certain other intangible assets.

Annualized - Adjusted to reflect a full year of activity.

Assets under management - Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Capital - Represents the amount of resources that a business segment should hold to guard against potentially large losses that could cause insolvency. It is based on a measurement of economic risk, as opposed to risk as defined by regulatory bodies or generally accepted accounting principles. The economic capital measurement process involves converting a risk distribution to the capital that is required to support the risk, consistent with an institution’s target credit rating. As such, economic risk serves as a “common currency” of risk that allows an institution to compare different risks on a similar basis.

Charge-off - Process of removing a loan or portion of a loan from a bank’s balance sheet because the loan is considered uncollectible. A charge-off also is recorded when a loan is transferred to held for sale and the loan’s market value is less than its carrying amount.

Common shareholders’ equity to total assets - Common shareholders’ equity divided by total assets. Common shareholders’ equity equals total shareholders’ equity less preferred stock and the portion of capital surplus and retained interest related to the preferred stock.

Custody assets - All investment assets held on behalf of clients under safekeeping arrangements. We do not include these assets on our Consolidated Balance Sheet. Investment assets held in custody at other institutions on our behalf are included in the appropriate asset categories on the Consolidated Balance Sheet as if physically held by us.

Derivatives - Financial contracts whose value is derived from publicly traded securities, interest rates, currency exchange rates or market indices. Derivatives cover a wide assortment of financial contracts, including forward contracts, futures, options and swaps.

Earning assets - Assets that generate income, which include: short-term investments; loans held for sale; loans, net of unearned income; securities; federal funds sold; resale agreements; and certain other assets.

Economic value of equity (“EVE”) - The present value of the expected cash flows of our existing assets less the present value of the expected cash flows of our existing liabilities, plus the present value of the net cash flows of our existing off-balance sheet positions.

Effective duration - A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off-balance sheet positions.

Efficiency - Noninterest expense divided by the sum of net interest income and noninterest income.

Funds transfer pricing - A management accounting methodology designed to recognize the net interest income effects of sources and uses of funds provided by the assets and liabilities of business segments. These assets and liabilities are assigned funding rates that represent the interest cost for us to raise/invest funds with similar maturity and repricing structures, using the least-cost funding sources available.

Leverage ratio - Tier 1 risk-based capital divided by adjusted average total assets.

Net interest margin - Annualized taxable-equivalent net interest income divided by average earning assets.

Nondiscretionary assets under administration - Assets we hold for our customers/clients in a non-discretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Noninterest income to total revenue - Total noninterest income divided by total revenue. Total revenue includes total noninterest income plus net interest income.

Nonperforming assets - Nonperforming assets include nonaccrual loans, troubled debt restructured loans, nonaccrual loans held for sale, foreclosed assets and other assets. Interest income does not accrue on assets classified as nonperforming.

Nonperforming loans - Nonperforming loans include loans to commercial, lease financing, consumer, commercial real estate and residential mortgage customers as well as troubled debt restructured loans. Nonperforming loans do not include nonaccrual loans held for sale or foreclosed and other assets. Interest income does not accrue on loans classified as nonperforming.

Recovery - Cash proceeds received on a loan that had previously been charged off. The amount received is credited to the allowance for loan and lease losses.

Return on capital - Annualized net income divided by average capital.

Return on average assets - Annualized net income divided by average assets.

Return on average common equity - Annualized net income divided by average common shareholders’ equity.

Risk-weighted assets - Primarily computed by the assignment of specific risk-weights (as defined by The Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Securitization - The process of legally transforming financial assets into securities.

Shareholders’ equity to total assets - Period-end total shareholders’ equity divided by total period-end assets.

Tangible common capital ratio - Common shareholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights) divided by total assets less goodwill and other intangible assets (excluding mortgage servicing rights).

Taxable-equivalent interest - The interest income earned on certain assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. To provide more meaningful comparisons of yields and margins for all earning assets, the interest income earned on tax-exempt assets is increased to make them fully equivalent to other taxable interest income investments.

Tier 1 risk-based capital - Tier 1 capital equals: total shareholders’ equity, plus trust preferred capital securities, plus certain minority interests that are held by others; less goodwill and certain intangible assets, less equity investments in nonfinancial companies and less net unrealized holding losses on available-for-sale equity securities. Net unrealized holding gains on available-for-sale equity securities, net unrealized holding gains (losses) on available-for-sale debt securities and net unrealized holding gains (losses) on cash flow hedge derivatives are excluded from total shareholders’ equity for tier 1 capital purposes.

Tier 1 risk-based capital ratio - Tier 1 risk-based capital divided by period-end risk-weighted assets.

Total fund assets serviced - Total domestic and foreign fund investment assets for which we provide related processing services. We do not include these assets on our Consolidated Balance Sheet.

Total deposits - The sum of total transaction deposits, savings accounts, certificates of deposit, other time deposits and deposits in foreign offices.

Total risk-based capital - Tier 1 risk-based capital plus qualifying senior and subordinated debt, other minority interest not qualified as tier 1, and the allowance for loan and lease losses, subject to certain limitations.

Total risk-based capital ratio - Total risk-based capital divided by period-end risk-weighted assets.

Transaction deposits - The sum of money market and interest-bearing demand deposits and demand and other noninterest-bearing deposits.

Yield curve (shape of the yield curve, flat yield curve) - A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve exists when yields on long-term bonds are significantly higher than on short-term bonds.

Business Segment Products and Services

Regional Community Banking provides deposit, lending, and cash management services, and investment services through PNC Investments, LLC, to 2.2 million consumer and small business customers within PNC’s primary geographic footprint.

Wholesale Banking provides lending, treasury management, capital markets-related products and services, and commercial loan servicing to mid-sized corporations, government entities and selectively to large corporations. Lending products include secured and unsecured loans, letters of credit and equipment leases. Treasury management services include cash and investment management, receivables management, disbursement services, funds transfer services, information reporting, and global trade services. Capital markets products include foreign exchange, derivatives, loan syndications and securities underwriting and distribution. Wholesale Banking provides products and services generally within PNC’s primary geographic markets and provides certain products and services nationally.

PNC Advisors provides a broad range of tailored investment, trust and private banking products and services to affluent individuals and families, including services to the ultra-affluent through its Hawthorn unit and full-service brokerage through J.J.B. Hilliard, W.L. Lyons, Inc. PNC Advisors also serves as investment manager and trustee for employee benefit plans and charitable and endowment assets and provides nondiscretionary defined contribution plan services and investment options through its Vested Interest® product. PNC Advisors provides services to individuals and corporations primarily within PNC’s primary geographic markets.

BlackRock is one of the largest publicly traded investment management firms in the United States. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. Mutual funds include the flagship fund families, BlackRock Funds and BlackRock Liquidity Funds (formerly BlackRock Provident Institutional Funds). In addition, BlackRock provides risk management, investment system outsourcing and financial advisory services to a growing number of institutional investors.

PFPC is among the largest providers of mutual fund transfer agency and accounting and administration services in the United States, offering a wide range of fund processing services to the investment management industry and providing processing solutions to the international marketplace through its Ireland and Luxembourg operations.